UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2019

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On April 3, 2019, Glacier Bancorp, Inc., Kalispell, Montana (“GBCI”) issued a press release regarding the matters described in Item 8.01 of this current report on Form 8-K, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated April 3, 2019 that will be used by GBCI with respect to the matters described in Item 8.01 of this current report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of GBCI under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

On April 3, 2019, GBCI and its wholly owned subsidiary, Glacier Bank, entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Heritage Bancorp (“HB”) and its wholly owned subsidiary, Heritage Bank of Nevada (“Heritage Bank”). Under the terms of the Merger Agreement, HB will merge with and into GBCI, with GBCI as the surviving entity (the “Holding Company Merger”). Immediately thereafter, Heritage Bank will merge with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”). Following the Bank Merger, the branches of Heritage Bank will operate as branches of Glacier Bank under a newly established Glacier Bank division.

Concurrently with the execution of the Merger Agreement, the directors, certain executive officers, and a 5% shareholder of HB entered into voting agreements with GBCI pursuant to which each such director, executive officer, and shareholder, in his or her capacity as a shareholder, has agreed, among other things, to vote his or her shares of HB common stock in favor of the proposed transactions contemplated by the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective (the “Effective Time”), each share of HB stock issued and outstanding will be converted into and represent the right to receive from GBCI merger consideration in the form of a unit consisting of 4.00 shares of GBCI common stock and $12.00 in cash. Each option to purchase HB stock that remains outstanding and unexercised at the Effective Time (whether vested or unvested) will immediately vest and be converted into an option to purchase shares of GBCI common stock.

It is estimated that the merger consideration will have a total aggregate value of $240.7 million (based on the closing price of $41.19 for GBCI common stock on April 3, 2019), subject to certain adjustments based on the price of GBCI common stock for a specified period before closing.

Consummation of the transaction is subject to required regulatory approvals, HB shareholder approval, and other customary conditions of closing. The transaction is presently expected to close in the third quarter of 2019. For information regarding the terms of the proposed transaction, reference is made to the press release dated April 3, 2019, which is attached as Exhibit 99.1.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving GBCI and HB, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GBCI and HB operate; uncertainties regarding the ability of the companies to promptly and effectively integrate their businesses; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GBCI undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GBCI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find It

This report is being filed in respect of the proposed merger transaction involving GBCI and HB. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

In connection with the proposed merger transactions, GBCI will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Proxy Statement of HB and a Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. Shareholders of HB are urged to read carefully the Registration Statement and the Proxy Statement/Prospectus included therein regarding the proposed merger transactions when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because they will contain important information. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about GBCI, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from GBCI at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

GBCI and HB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of HB in connection with the proposed merger transactions. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 14, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transactions filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

99.1	Press Release dated April 3, 2019.

99.2	Investor Presentation dated April 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 3, 2019	GLACIER BANCORP, INC.

		By:	/s/ Randall M. Chesler
Randall M. Chesler
President and Chief Executive Officer